UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2007

ARKANSAS BEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3801 Old Greenwood Road Fort Smith, Arkansas	72903
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (479) 785-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Second Amendment to First Amended and Restated Rights Agreement

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On May 18, 2007, Arkansas Best Corporation (the “Company”) entered into a Second Amendment to First Amended and Restated Rights Agreement between the Company and LaSalle Bank, National Association, as the Rights Agent (the “Amendment”). The Amendment, among other things, amends the definition of “Acquiring Person” to permit Royce & Associates, LLC to become the beneficial owner of up to 17.999% of the common stock of the Company then outstanding without being deemed an “Acquiring Person.” The Amendment also updates the summary of rights attached as Exhibit B to the First Amended and Restated Rights Agreement.
     The above description of the Amendment is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.
     4.1 First Amended and Restated Rights Agreement, dated as of May 1, 2001 between Arkansas Best Corporation and Computershare Investor Services, LLC, as Rights Agent (including exhibits thereto). (Previously filed as Exhibit 4.1 to the Form 8-A/A Amendment No. 2 filed with the Commission on May 16, 2001, Commission File No. 000-19969, and incorporated herein by reference).
     4.2 Amendment to First Amended and Restated Rights Agreement, dated as of April 4, 2003 between Arkansas Best Corporation and LaSalle Bank, National Association, as Rights Agent. (Previously filed as Exhibit 4.2 to the Form 8-A/A Amendment No. 3 filed with the Commission on April 4, 2003, Commission File No. 000-19969, and incorporated herein by reference).
     4.3 Second Amendment to First Amended and Restated Rights Agreement, dated as of May 18, 2007 between Arkansas Best Corporation and LaSalle Bank, National Association, as Rights Agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION (Registrant)
Date: May 18, 2007	By:	/s/ Michael R. Johns
		Name:	Michael R. Johns
		Title:	Vice President, General Counsel and Corporate Secretary